Exhibit 99.1

ZOGENIX, INC.

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(Unaudited)

The accompanying unaudited pro forma consolidated statement of operations for the years ended December 31, 2014, 2013 and 2012 give effect to the disposition of certain assets related to the Company’s Zohydro ER business as if it had been consummated at the beginning of each period presented. The accompanying unaudited pro forma consolidated balance sheet as of December 31, 2014 gives effect to the disposition of certain assets related to the Company’s Zohydro ER business as if it had been consummated as of December 31, 2014.

The historical financial information on which the pro forma statements are based is included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2015. The pro forma consolidated financial statements and the notes thereto should be read in conjunction with these historical consolidated financial statements.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are subject to a number of assumptions which may not be indicative of the results of operations that would have occurred had the disposition been completed at the dates indicated or what the results will be for any future periods. The unaudited pro forma consolidated statements of operations do not include the gain or loss that the Company may recognize for the sale of certain assets related to the Company’s Zohydro ER business if the transaction was completed at the beginning of the periods presented.

ZOGENIX, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

(In thousands, except par value)

	December 31, 2014
	As Reported	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$42,205	$70,927	A	$113,132
Restricted cash	8,500	10,000	A	18,500
Investments	—	11,926	A	11,926
Trade accounts receivable, net	8,877	—		8,877
Inventory	13,439	(972)	B	12,467
Prepaid expenses	2,224	(1,767)	B	457
Other current assets	2,733	3,380	B, C	6,113

Total current assets	77,978	93,494		171,472
Property and equipment, net	10,618	—		10,618
Intangible assets	102,500	—		102,500
Goodwill	6,234	—		6,234
Other assets	5,505	(2,673)	B	2,832

Total assets	$202,835	$90,821		$293,656

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,523	$—		$8,523
Accrued expenses	15,486	2,200	D	17,686
Common stock warrant liabilities	5,093	—		5,093
Accrued compensation	5,090	—		5,090
Revolving credit facility	1,450	—		1,450
Deferred revenue	8,595	—		8,595

Total current liabilities	44,237	2,200		46,437
Long-term debt	21,703	—		21,703
Deferred revenue, less current portion	7,063	—		7,063
Contingent purchase consideration	53,000	—		53,000
Deferred tax liability	20,500	—		20,500
Other long-term liabilities	1,053	—		1,053
Commitments and contingencies
Stockholders’ equity:
Common stock	153	—		153
Additional paid-in capital	456,786	—		456,786
Accumulated deficit	(401,660)	88,621	E	(313,039)

Total stockholders’ equity	55,279	88,621		143,900

Total liabilities and stockholders’ equity	$202,835	$90,821		$293,656

ZOGENIX, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share information)

	Year Ended December 31, 2014
	As Reported	Pro Forma Adjustments		Pro Forma
Revenues:
Net product revenue	$21,715	$(11,584)	1	$10,131
Contract manufacturing revenue	15,392	—		15,392
Service and other revenue	3,424	(1,529)	2	1,895

Total revenues	40,531	(13,113)		27,418
Operating (income) expense:
Cost of goods sold	15,817	(10,001)	1	5,816
Cost of contract manufacturing	14,342	—		14,342
Royalty expense	1,718	(1,127)	1	591
Research and development	18,936	(7,043)	1	11,893
Selling, general and administrative	88,899	(57,302)	1	31,597
Impairment of long-lived assets	838	—		838

Net gain on sale of business	(79,980)	—		(79,980)

Total operating (income) expense	60,570	(75,473)		(14,903)

Income (loss) from operations	(20,039)	62,360		42,321
Other income (expense):
Interest income	20	—		20
Interest expense	(3,090)	—		(3,090)
Loss on extinguishment of debt	(1,254)	—		(1,254)
Change in fair value of warrant liabilities	25,332	—		25,332
Change in fair value of embedded derivatives	(14)	—		(14)
Other income (expense)	7,716	(8,500)	3	(784)

Total other income (expense)	28,710	(8,500)		20,210

Net income before income taxes	8,671	53,860		62,531

Provision for income taxes	(84)	—		(84)

Net income	$8,587	$53,860		$62,447

Net income per share, basic	$0.06			$0.44

Net income per share, diluted	$0.06			$0.43

Weighted average shares outstanding, basic	142,607			142,607

Weighted average shares outstanding, diluted	145,046			145,046

ZOGENIX, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share information)

	Year Ended December 31, 2013
	As Reported	Pro Forma Adjustments		Pro Forma
Revenues:
Net product revenue	$31,699	—		$31,699
Service and other revenue	1,313	—		1,313

Total revenues	33,012	—		33,012

Operating expenses:
Cost of goods sold	21,241	—		21,241
Royalty expense	1,242	—		1,242
Research and development	12,805	(4,433)	1	8,372
Selling, general and administrative	50,040	(3,586)	1	46,454
Restructuring	876			876

Total operating expenses	86,204	(8,019)		78,185

Loss from operations	(53,192)	8,019		(45,173)
Other income (expense):
Interest income	18	—		18

Interest expense	(6,610)	—		(6,610)

Change in fair value of warrant liabilities	(21,927)	—		(21,927)
Change in fair value of embedded derivatives	759	—		759
Other income (expense)	96	—		96

Total other income (expense)	(27,664)	—		(27,664)

Net income (loss) before income taxes	(80,856)	8,019		(72,837)

Provision for income taxes	—	—		—

Net income (loss)	$(80,856)	8,019		$(72,837)

Net income (loss) per share, basic and diluted	$(0.74)			$(0.67)

Weighted average shares outstanding, basic and diluted	108,568			108,568

ZOGENIX, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share information)

	Year Ended December 31, 2012
	As Reported	Pro Forma Adjustments		Pro Forma
Revenues:
Net product revenue	$35,826	—		$35,826
Contract revenue	8,462	—		8,462
Service and other revenue	38	—		38

Total revenues	44,326	—		44,326

Operating expenses:
Cost of goods sold	19,496	—		19,496
Royalty expense	1,353	—		1,353
Research and development	21,414	(11,543)	1	9,871
Selling, general and administrative	49,494	(1,933)	1	47,561

Total operating expenses	91,757	(13,476)		78,281

Loss from operations	(47,431)	(13,476)		33,955
Other income (expense):				-
Interest income	53	—		53
Interest expense	(10,313)	—		(10,313)
Change in fair value of warrant liabilities	11,811	—		11,811
Change in fair value of embedded derivatives	(147)	—		(147)
Other income (expense)	(1,354)	—		(1,354)

Total other income (expense)	50	—		50

Net income (loss) before income taxes	(47,381)	(13,476)		(33,905)

Provision for income taxes	(5)	—		(5)

Net income (loss)	$(47,386)	(13,476)		$(33,910)

Net income (loss) per share, basic and diluted	$(0.59)			$(0.42)

Weighted average shares outstanding, basic and diluted	80,558			80,558

ZOGENIX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1— BASIS OF PRESENTATION

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. The pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflects estimates and assumptions that the Company’s management believes to be reasonable. Actual results may differ from those estimates. Pro forma adjustments related to the unaudited pro forma financial information presented below were computed assuming the sale of Zohydro ER business was consummated on the dates indicated on the financial statement and include adjustments which give effect to events that are (i) directly attributable to the segment sale, (ii) expected to have a continuing impact on the Company, and (iii) factually supportable.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results. This unaudited pro forma consolidated financial information and the accompanying unaudited notes should be read in conjunction with the Company’s consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2015.

NOTE 2— UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

The unaudited pro forma consolidated balance sheet at December 31, 2014 reflects the following pro forma adjustments:

(A)	Reflects the pro forma impact of the consideration received for the Zohydro ER business of $80.0 million in cash and $11.9 million in Pernix common stock (based on Pernix’s closing market price of $7.09 on April 24, 2015) plus additional $927,000 in cash paid for inventory transferred, less $10.0 million deposited in escrow to secure the Company’s indemnification obligations. The escrow funds are presented in this pro forma as restricted cash. The pro forma adjustment of cash proceeds does not reflect potential future milestone payments that may be received from the purchaser.

(B)	Adjustment to reflect the assets and liabilities sold in the Zohydro ER business sale.

(C)	Reflects receivable from the Purchaser for reimbursement of vendor inventory discounts of $2.5 million and prepaid research and development costs of $500,000.

(D)	Adjustment to reflect the estimated transaction costs of $1.7 million and severance liability related to the divestiture of the Zohydro ER business of $500,000.

(E)	Represents the estimated gain from the Zohydro ER business sale as if the transaction closed on the balance sheet date.

NOTE 3— UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statements of operations for the years ended December 31, 2014, 2013 and 2012 reflect the following pro forma adjustments:

(1)	Amount eliminates the revenues, cost of sales and operating expenses of the Zohydro ER business being sold.

(2)	Amount eliminates service fees revenue generated through co-promotion activities conducted by the Zohydro ER sales force.

(3)	Amount eliminates income of $5.0 million received with respect to the grant of a regulatory exclusivity period waiver and $3.5 million for a right of reference to certain carcinogenicity data generated by the Company for Zohydro ER.